EXHIBIT F


                           FORM OF CUSTODIAL AGREEMENT

     THIS CUSTODIAL AGREEMENT, dated as of [ ] by and among [NAME OF CUSTODIAN], as Custodian (the "Custodian"), AMRESCO Management, Inc., as Servicer and special servicer (the "Servicer"), and LaSalle National Bank, as Trustee (the "Trustee").


                              W I T N E S S E T H :

     WHEREAS, the Servicer and the Trustee are parties to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 17, 1996, among Asset Securitization Corporation, as Depositor, the Servicer, the Trustee and ABN AMRO Bank N.V., as Fiscal Agent, relating to Asset Securitazation Corporation, Commmercial Mortgage Pass-Through Certificates, Series 1996 - MD VI (capitalized terms used but not defined herein having the meaning assigned thereto in the Pooling and Servicing Agreement);

     WHEREAS, the parties hereto desire the Custodian to take possession of the documents specified in Section 2.01 of the Pooling and Servicing Agreement, as custodian for the Trustee, in accordance with the terms hereof;

     NOW,  THEREFORE,   in  consideration  of  the  mutual  undertakings  herein
expressed, the parties hereto hereby agree as follows:

     1. The Trustee hereby certifies that it has caused to be delivered and released to the Custodian and the Custodian hereby acknowledges receipt of the documents specified in Section 2.01 of the Pooling and Servicing Agreement pertaining to each of the Mortgage Loans identified in the Mortgage Loan Schedule attached to the Pooling and Servicing Agreement as Exhibit B. From time to time, the Servicer shall forward to the Custodian additional original documents evidencing an assumption or modification of a Mortgage Loan approved by the Servicer. All Mortgage Loan documents held by the Custodian as to each Mortgage Loan are referred to herein as the "Custodian's Mortgage File." The Custodian hereby agrees to review each of the Custodian's Mortgage Files and perform such other obligations of the Custodian as such obligations are set forth in the Pooling and Servicing Agreement (including Section 2.02 thereof).

     2. With respect to each Note, each Mortgage, each Assignment of Mortgage and each other document constituting each Custodian's Mortgage File which is delivered to the Custodian or which at any time comes into the possession of the Custodian, the Custodian is exclusively the custodian for and the bailee of the Trustee or the Servicer. The Custodian shall hold all documents constituting each Custodian's Mortgage File received by it for the exclusive use and benefit of the Trustee, and shall make disposition thereof only in accordance with the instructions furnished by the Servicer. The Custodian shall segregate and maintain continuous custody of all documents constituting the Custodian's Mortgage File received in secure and fire resistant facilities located in the State of ---------- in accordance with customary standards for such custody. In the event the Custodian discovers any defect with respect to any Custodian's Mortgage File, the Custodian shall give written specification of such defect to the Servicer and the Trustee.

     3. From time to time and as appropriate for the foreclosure or servicing of any of the Mortgage Loans, the Custodian is hereby directed, upon written request and receipt from the Servicer (a copy of which shall be forwarded to the Trustee), to release to the Servicer the related Custodian's Mortgage File or the documents set forth in such receipt to the Servicer. All documents so released to the Servicer shall be held by it in trust for the benefit of the Trustee. The Servicer shall return to the Custodian the Custodian's Mortgage File or such documents when the Servicer's need therefor in connection with such foreclosure or servicing no longer exists, unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certification to this effect from the Servicer to the Custodian, the Servicer's receipt shall be released by the Custodian to the Servicer.

     4. Upon the purchase of any Mortgage Loan pursuant to the terms of the Pooling and Servicing Agreement or the payment in full of any Mortgage Loan, and upon receipt by the Custodian of the Servicer's request for release, receipt and certification (which certification shall include a statement to the effect that all amounts received in connection with such payment or repurchase have been credit to the Collection Account or Distribution Account as provided in the Pooling and Servicing Agreement), the Custodian shall promptly release the related Custodian's Mortgage File to the Servicer.

     5. It is understood that the Custodian will charge such fees for its services under this Agreement as are set forth in a separate agreement between the Custodian and the Servicer, the payment of which, together with the Custodian's expenses in connection therewith, shall be solely the obligation of the Servicer.

     6. The Trustee may upon 30 days written days notice (with copy to the Servicer) remove and discharge the Custodian or any successor Custodian thereafter appointed from the performance of its duties under this Custodial Agreement. Simultaneously, the Trustee shall appoint a successor Custodian to act on its behalf by written instrument, one original counterpart of which instrument shall be delivered to each Rating Agency, one copy to the Servicer and one copy to the successor Custodian. In the event of any such removal, the Custodian shall promptly transfer to the successor Custodian, as directed, all Custodian's Mortgage Files being administered under this Custodial Agreement. Notwithstanding the foregoing, so long as AMRESCO Management, Inc. is Servicer, the Trustee shall not have a right to remove the Custodian.

     7. Upon reasonable prior written notice to the Custodian, the Trustee and its agents, accountants, attorneys and auditors will be permitted during normal business hours to examine the Custodian's Mortgage Files, documents, records and other papers in the possession of or under the control of the Custodian relating to any or all of the Mortgage Loans.

     8. If the Custodian is furnished with written notice from the Trustee or the Servicer that the Pooling and Servicing Agreement has been terminated as to any or all of the Mortgage Loans, it shall upon written request of the Trustee or the Servicer release to such persons as the Trustee or the Servicer shall designate the Custodian's Mortgage Files relating to such Mortgage Loans as the Trustee or the Servicer shall request and shall complete the Assignments of Mortgage and endorse the Notes only as, and if, the Trustee or the Servicer shall request. The person making such written request shall send notice of such request to all other parties to the Pooling and Servicing Agreement.

     9. The Custodian shall, at its own expense, maintain at all times during the existence of this Custodial Agreement and keep in full force and effect (a) fidelity insurance, (b) theft of documents insurance, (c) forgery insurance and
(d) errors and omissions insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by banks which act as custodian in similar transactions provided, however, that so long as the Custodian is rated at least "AA" no such insurance shall be required.

     10. This Custodial Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

     11. Within 10 days of each anniversary of the date of this Custodial Agreement, or upon the request of the Trustee or the Servicer at any other time, the Custodian shall provide to the Trustee and the Servicer a list of all the Mortgage Loans for which the Custodian holds a Custodian's Mortgage File pursuant to this Custodial Agreement. Such list may be in the form of a copy of the Mortgage Loan Schedule with manual deletions to specifically denote any Mortgage Loans paid off, liquidated or repurchased since the date of this Custodial Agreement.

     12. This Custodial Agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     13. By execution of this Custodial Agreement, the Custodian warrants that it currently does not hold and during the existence of this Custodial Agreement shall not hold any adverse interest, by way of security or otherwise, in any Mortgage Loan, and hereby waives and releases any such interest which it may have in any Mortgage Loan as of the date hereof.

     14. The Custodian may terminate its obligations under this Custodial Agreement upon at least 60 days notice to the Trustee and the Servicer, provided that so long as AMRESCO Management, Inc. is the Servicer, AMRESCO Management, Inc. will not resign from its duties hereunder. In the event of such termination, the Trustee shall appoint a successor Custodian. Upon such appointment, the Custodian shall promptly transfer to the successor Custodian, as directed, all Custodian's Mortgage Files being administered under this Custodial Agreement.

     15. This Custodial Agreement shall terminate upon the final payment or other liquidation (or advance with respect thereto) of the last Mortgage Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and the final remittance of all funds due the Certificateholders under the Pooling and Servicing Agreement. In such event, all documents remaining in the Custodian's Mortgage Files shall be forwarded to the Trustee.

     16. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when received by the addressee. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

     17. The Servicer shall indemnify, defend, and hold harmless the Custodian for any actions taken by the Custodian at its written request.

     IN WITNESS WHEREOF, the Custodian, the Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the date first written above.



                              [NAME OF CUSTODIAN],
                              as Custodian



                              By:----------------------------------------------
                              Name:--------------------------------------------
                              Title:-------------------------------------------


                              AMRESCO MANAGEMENT, INC.
                              as Servicer



                              By:----------------------------------------------
                              Name:--------------------------------------------
                              Title:-------------------------------------------


                              LASALLE NATIONAL BANK,
                              as Trustee



                              By:----------------------------------------------
                              Name:--------------------------------------------
                              Title:-------------------------------------------